UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 9, 2004

ITERIS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-10605	95-2588496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 South Manchester Avenue, Anaheim, California 92802
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 774-5000

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03(a)                                                       Amendments to Articles of Incorporation or Bylaws.

The Board of Directors of Iteris Holdings, Inc. (the “Company”) approved resolutions adopting an amendment to the bylaws of the Company, effective as of September 9, 2004, increasing the size of the Board of Directors of the Company from eight to nine.  The first sentence of Section 1 of Article III of the bylaws was amended to read in full as follows:  “The Board of Directors shall consist of not less than five nor more than nine members, the exact number of which shall be nine until changed, within the limits specified above by a bylaw amending this Section 1, duly adopted by the Board of Directors or by the stockholders.”  Prior to such amendment, the exact number of directors had been set at eight.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2004

ITERIS HOLDINGS, INC.,
a Delaware corporation

	By:	/S/ GREGORY A. MINER
Gregory A. Miner
Chief Executive Officer and Chief Financial Officer